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                                                                   EXHIBIT 10.21

                            FIRST AMENDMENT TO THE
                    ADVANCED TECHNOLOGY LABORATORIES, INC.
                  INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN

The Advanced Technology Laboratories, Inc. Inventive Savings and Stock Ownership Plan (the "Plan"), as amended and restated effective January 1, 1997, is amended as follows pursuant to Section 12.1 of the Plan, effective July 1, 1997, except as otherwise stated herein:

1. The first paragraph of the Preamble is deleted in its entirety and replaced with the following provision:

          THIS SAVINGS AND STOCK OWNERSHIP PLAN (hereinafter referred to as the "Plan"), formerly known as the Westmark International Incorporated Incentive Savings and Stock Ownership Plan and the Advanced Technology Laboratories, Inc. Incentive Savings and Stock Ownership Plan and now known as the ATL Ultrasound, Inc. Incentive Savings and Stock Ownership Plan, was amended and restated effective January 1, 1997, by Advanced Technology Laboratories, Inc., which is now known as ATL Ultrasound, Inc., a Washington corporation.

2.   The following provisions are inserted after the eighth paragraph of the
     Preamble:

          WHEREAS, effective July 1, 1997, the Company changed it's name to ATL Ultrasound, Inc. a Washington corporation; and

          WHEREAS, effective July 1, 1997, the Plan's name is changed to "ATL Ultrasound, Inc. Incentive Savings and Stock Ownership Plan;" and

3. Section 1.8 Committee, is deleted in its entirety and replaced with the following:

     1.8  Committee

          "Committee" means the ATL Ultrasound, Inc. Benefits Committee as from time to time constituted and appointed by the Compensation Committee of the Board of Directors of the Company to administer the Plan.

4. Section 1.9 Company, is deleted in its entirety and replaced with the following:

     1.9  Company

          "Company" means ATL Ultrasound, Inc. a Washington corporation. For purposes other than Section 12, 13 and 14, the term "Company"

ADVANCED TECHNOLOGY LABORATORIES, INC.
INCENTIVE SAVINGS AND STOCK OWNERHSIP PLAN
APPENDIX I
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          shall also include other Participating Companies as provided from time to time in Appendix I to this Plan.

5. Effective January 1, 1998, the first paragraph of Section 1.17 Earnings shall be replaced in its entirety by the following:

     "Earnings" for any Plan Year means straight-time pay paid to an Employee for services rendered to the Participating Company (calculated without regard to any reduction for Before-tax Contributions or pre-tax contributions to a cafeteria plan pursuant to Section 125 of the Code), including:

     (1) special geographical location allowances, holiday pay, sick leave pay (exempt and non-exempt), short-term disability (exempt and non-exempt), retroactive pay as it applies to any of the above, and pay for vacation hours taken;

     (2) overtime pay, shift differentials, and bonuses (including MICP and bullet bonuses) not in excess of fifty percent (50%) of the annualized straight-time pay prior to reduction as described above;

     (3)  salesperson commissions and service commissions/incentives.

     Notwithstanding the foregoing, Earnings shall not include non-refundable draw, employee referral bonuses, Performance Unit Plan awards, car allowances, stock option payments, restricted stock awards, lump sum payments or cash payoffs for unused vacation, severance pay, retention bonus, hiring bonus, long-term disability payments (exempt and non-exempt), relocation payments in the form of reimbursement or relocation bonus, and any wage paid by a foreign branch or subsidiary of the Company under a non-U.S. payroll.

6. Section 1.30 Plan, is deleted in its entirety and replaced with the following:

     1.30 Plan

          "Plan" means the ATL Ultrasound, Inc. Incentive Savings and Stock Ownership Plan either in its previous form or as amended from time to time.

7. Section 6.5 Changes in Investment of Existing Accounts is amended by replacing the last sentence of the first paragraph with the following:

     "Accounts may not be transferred to the Company Stock Fund or the Spacelabs Stock Fund, except that amounts may be transferred from the Spacelabs Stock Fund to the Company Stock Fund in accordance with Section 5.2(e).




ADVANCED TECHNOLOGY LABORATORIES, INC.
INCENTIVE SAVINGS AND STOCK OWNERHSIP PLAN
APPENDIX I
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8.   Section 6.5 Changes in Investment of Existing Accounts is amended by replacing "thirty percent (30%)" in the third paragraph with "fifty percent (50%)".

9. Section 11.9 Domestic Relations Orders shall be amended by inserting the following sentence at the end of the second paragraph:

     "Distributions to an alternate payee of any interest in stock shall be distributed in cash in lieu of the shares of stock.

10.  Appendix I of the Plan is deleted and replaced with the attached Appendix
     I.


     IN WITNESS WHEREOF, ATL Ultrasound, Inc. has caused this First Amendment to be duly executed on the ______________ day of __________, 1997.


                                            FOR ATL ULTRASOUND, INC.

__________________________                  By:_____________________________
Witness

                                            Title: _________________________



ADVANCED TECHNOLOGY LABORATORIES, INC.
INCENTIVE SAVINGS AND STOCK OWNERHSIP PLAN
APPENDIX I                                   3
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                                  APPENDIX I
                          TO THE ATL ULTRASOUND, INC.
                  INCENTIVE SAVINGS AND STOCK OWNERSHIP PLAN

"Participating Companies" as defined in Section 1.27 of the ATL Ultrasound, Inc. Incentive Savings and Stock Ownership Plan shall also include the following companies during the specified time:

Company                                      Beginning           Ending
-------------------------------------------------------------------------------
ATL Ultrasound, Inc. (formerly
Advanced Technology Laboratories, Inc.
(Washington))                             January 1, 1987

Interspec, Inc.                           January 1, 1995    August 31, 1995


ACKNOWLEDGED AND ACCEPTED:

By: ______________________________

Title: ___________________________

Date: ____________________________


ADVANCED TECHNOLOGY LABORATORIES, INC.
INCENTIVE SAVINGS AND STOCK OWNERHSIP PLAN
FIRST AMENDMENT